                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 5, 1994


                              MAGMA POWER COMPANY
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Nevada                         0-10533                         95-3694478
- - --------------------------------------------------------------------------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

4365 Executive Drive, Suite 900, San Diego, CA                        92121
- - ----------------------------------------------                   ---------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number,
including area code:                                              (619) 622-7800
                                                                  --------------


- - --------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5. Other Events.
- - ---------------------

     On December 5, 1994, Magma Power Company (the "Company") and California Energy Company, Inc. ("California Energy") entered into a definitive merger agreement, attached hereto as Exhibit 2. The Company and California Energy issued a joint press release announcing the merger agreement on December 5, 1994, attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.
- - ------------------------------------------

                 Description
                 -----------

Exhibit 2 Agreement and Plan of Merger, dated as of December 5, 1994, among California Energy Company, Inc., CE Acquisition Company, Inc. and Magma Power Company.

Exhibit 99 Joint Press Release of California Energy Company, Inc. and Magma Power Company, dated December 5, 1994.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MAGMA POWER COMPANY


                                       By: /s/ Jon R. Peele
                                           -------------------------------------
                                           Name:  Jon R. Peele
                                           Title: Executive Vice President

Date: December 9, 1994

                                 EXHIBIT INDEX

Exhibit No.                      Description
- - -----------                      -----------

    2 Agreement and Plan of Merger, dated as of December 5, 1994, among California Energy Company Inc., CE Acquisition Company, Inc. and Magma Power Company.

   99 Joint Press Release of California Energy Company, Inc. and Magma Power Company, dated December 5, 1994.